Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Relations:	Media Relations:
Ed Lockwood	Meggan Powers
Sr. Director, Investor Relations	Sr. Director, Corporate Communications
(408) 875-9529	(408) 875-8733
ed.lockwood@kla-tencor.com	meggan.powers@kla-tencor.com

KLA-TENCOR REPORTS FISCAL 2009 THIRD QUARTER RESULTS

MILPITAS, Calif., April 23, 2009—KLA-Tencor Corporation (NASDAQ: KLAC) today announced operating results for its third quarter of fiscal 2009, which ended on March 31, 2009. KLA-Tencor reported a GAAP net loss of $83 million and a GAAP loss per share of $0.49 on revenues of $310 million for the third quarter of fiscal 2009. For the same period, KLA-Tencor reported a non-GAAP net loss of $58 million and a non-GAAP loss per share of $0.34.

“We executed our cost containment programs well during the quarter and met our bookings and revenue guidance, in spite of the continued weakness in the global economy and the semiconductor equipment market,” commented Rick Wallace, president and CEO of KLA-Tencor. “Although demand remains at low levels today, we are encouraged to see investments in technology development activity in the March quarter for customers at the leading edge. KLA-Tencor continues to advance its market leadership through maintaining our customer focus and driving our technology and innovation roadmaps.”

GAAP Results

	Q3 FY 2009	Q2 FY 2009	Q3 FY 2008
Revenues	$310 million	$397 million	$602 million
Net (Loss) Income	$(83) million	$(434) million	$111 million
(Loss) Earnings per Share	$(0.49)	$(2.57)	$0.61
Non-GAAP Results
	Q3 FY 2009	Q2 FY 2009	Q3 FY 2008
Net (Loss) Income	$(58) million	$(20) million	$121 million
(Loss) Earnings per Share	$(0.34)	$(0.12)	$0.67

A reconciliation between GAAP operating results and non-GAAP operating results is provided following the financial statements that are part of this release. Non-GAAP results include the impact of stock-based compensation, but exclude the impact of acquisition, goodwill and intangible asset impairment, restatement, and restructuring related items.

KLA-Tencor will discuss its fiscal 2009 third quarter results, along with its outlook, on a conference call today beginning at 2:00 p.m. Pacific Daylight Time. A webcast of the call will be available at: www.kla-tencor.com

Forward-Looking Statements:

Statements in this press release other than historical facts, such as statements regarding KLA-Tencor’s existing market position and its ability to maintain and advance such position relative to its competitors, the encouragement derived from the investment in technology development activity witnessed in the March quarter (including without limitation the potential success of such technology development activity and whether such activity will result in future sales for

KLA-Tencor), future levels of investment in research and development, KLA-Tencor’s ability to successfully innovate and develop new technologies and products, the benefit to customers of KLA-Tencor’s products, KLA-Tencor’s customer service and ability to deliver products and services consistent with our customers’ demands and expectations, and demand for KLA-Tencor’s products, are forward-looking statements, and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations, and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: the demand for semiconductors; the financial condition of the global capital markets and the general macroeconomic environment; new and enhanced product offerings by competitors; cancellation of orders by customers; the ability of our research and development teams to successfully innovate and develop technology that is responsive to customer demands; the impact of local labor and employment laws on KLA-Tencor’s ability to complete, and realize the anticipated cost savings from, its recent global workforce reductions; unanticipated delays in the completion of KLA-Tencor’s facilities consolidation efforts or the implementation of other cost-reduction efforts; KLA-Tencor’s ability to successfully integrate and manage businesses that it acquires; and changing customer demands. For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this release, please refer to KLA-Tencor’s Annual Report on Form 10-K for the year ended June 30, 2008, subsequently filed Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (including, but not limited to, the risk factors described therein). KLA-Tencor assumes no obligation to, and does not currently intend to, update these forward-looking statements.

About KLA-Tencor:

KLA-Tencor Corporation (NASDAQ: KLAC), a leading provider of process control and yield management solutions, partners with customers around the world to develop state-of-the-art inspection and metrology technologies. These technologies serve the semiconductor, data storage, compound semiconductor, photovoltaic, and other related nanoelectronics industries. With a portfolio of industry-standard products and a team of world-class engineers and scientists, the company has created superior solutions for its customers for over 30 years. Headquartered in Milpitas, California, KLA-Tencor has dedicated customer operations and service centers around the world. Additional information may be found at www.kla-tencor.com. (KLAC-F)

Use of Non-GAAP Financial Information:

The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for, our financial results presented in accordance with United States GAAP.

To supplement KLA-Tencor’s condensed consolidated financial statements presented in accordance with GAAP the company provides certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of KLA-Tencor’s operating performance and its prospects in the future. Specifically, KLA-Tencor believes the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to KLA-Tencor’s financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

KLA-Tencor Corporation

Condensed Consolidated Unaudited Balance Sheets

(In thousands)	March 31, 2009	June 30, 2008
ASSETS
Cash and short- and long-term investments	$1,257,546	$1,579,383
Accounts receivable, net	241,425	492,488
Inventories, net	411,894	459,449
Other current assets	519,629	546,591
Land, property and equipment, net	303,303	355,474
Goodwill	321,298	601,882
Purchased intangibles, net	152,237	297,778
Other long-term assets	429,034	515,345

Total assets	$3,636,366	$4,848,390

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$56,354	$104,315
Deferred system profit	74,188	150,797
Unearned revenue	60,903	56,692
Other current liabilities	411,382	638,528

Total current liabilities	602,827	950,332
Non-current liabilities:
Income tax payable	49,398	63,634
Unearned revenue	7,516	31,745
Other non-current liabilities	61,725	76,288
Long-term debt	745,068	744,661

Total liabilities	1,466,534	1,866,660
Stockholders’ equity:
Common stock and capital in excess of par value	809,222	729,629
Retained earnings	1,421,999	2,204,417
Accumulated other comprehensive income (loss)	(61,389)	47,684

Total stockholders’ equity	2,169,832	2,981,730

Total liabilities and stockholders’ equity	$3,636,366	$4,848,390

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements of Operations

	Three months ended		Nine months ended
(In thousands except per share data)	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008
Revenues:
Product	$207,332	$476,274	$885,900	$1,568,155
Service	102,280	125,945	352,814	362,867

Total revenues	309,612	602,219	1,238,714	1,931,022
Costs and operating expenses:
Costs of revenues	209,223	285,650	700,203	870,710
Engineering, research and development	82,609	96,646	292,236	293,503
Selling, general and administrative	90,061	94,723	342,505	364,681
Goodwill and intangible asset impairment	—	—	446,744	6,163

Total costs and operating expenses	381,893	477,019	1,781,688	1,535,057
Income (loss) from operations	(72,281)	125,200	(542,974)	395,965
Interest income (expense) and other, net	(4,886)	36,009	(13,181)	66,752

Income (loss) before income taxes	(77,167)	161,209	(556,155)	462,717
Provision for (benefit from) income taxes	5,660	50,229	(58,363)	179,644

Net income (loss)	$(82,827)	$110,980	$(497,792)	$283,073

Net income (loss) per share:
Basic	$(0.49)	$0.62	$(2.92)	$1.55

Diluted	$(0.49)	$0.61	$(2.92)	$1.52

Cash dividend paid per share	$0.15	$0.15	$0.45	$0.45

Weighted average number of shares:
Basic	169,934	178,112	170,349	182,397
Diluted	169,934	180,617	170,349	186,303

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements of Cash Flows

	Three months ended March 31,
(In thousands)	2009	2008
Cash flows from operating activities:
Net income (loss)	$(82,827)	$110,980
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	31,762	26,610
Impairment charges	2,791	—
Non-cash, stock-based compensation	22,758	25,854
Tax benefit (charge) from equity awards	(745)	5,397
Excess tax benefit from equity awards	—	(4,421)
Net gain on sale of marketable securities and other investments	(38)	(20,335)
Gain on sale of real estate	(353)	(8,641)
Changes in assets and liabilities:
Decrease in accounts receivable, net	77,797	26,078
Decrease in inventories	53,555	29,630
Decrease (increase) in other assets	24,363	(4,748)
Decrease in accounts payable	(44,371)	(8,885)
Decrease in deferred system profit	(9,245)	(6,380)
Increase (decrease) in other liabilities	1,042	(26,336)

Net cash provided by operating activities	76,489	144,803
Cash flows from investing activities:
Acquisitions of businesses, net of cash received	(424)	(1,525)
Restricted cash	—	(581,540)
Capital expenditures, net	(3,147)	(10,202)
Proceeds from sale of real estate	—	28,668
Purchase of available-for-sale securities	(140,394)	(139,513)
Proceeds from sale and maturity of available-for-sale securities	117,159	753,211
Purchase of trading securities	(18,693)	(19,721)
Proceeds from sale of trading securities	21,829	23,130

Net cash provided by (used in) investing activities	(23,670)	52,508
Cash flows from financing activities:
Issuance of common stock	6	2,609
Tax withholding payments related to released restricted stock units	(1,315)	—
Common stock repurchases	—	(179,889)
Payment of dividends to stockholders	(25,484)	(26,557)
Excess tax benefit from equity awards	—	4,421

Net cash used in financing activities	(26,793)	(199,416)
Effect of exchange rate changes on cash and cash equivalents	(17,427)	17,944

Net increase in cash and cash equivalents	8,599	15,839
Cash and cash equivalents at beginning of period	656,330	547,643

Cash and cash equivalents at end of period	$664,929	$563,482

Supplemental cash flow disclosures:
Income taxes paid (refund received), net	$(21,736)	$53,200
Interest paid	$236	$1,435

KLA-Tencor Corporation

Condensed Consolidated Unaudited Supplemental Information

(In thousands except per share data)

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss)

		Three months ended			Nine months ended
		March 31, 2009	December 31, 2008	March 31, 2008	March 31, 2009	March 31, 2008
GAAP net income (loss)		$(82,827)	$(434,254)	$110,980	$(497,792)	$283,073
Adjustments to reconcile GAAP net income (loss) to non-GAAP net income (loss)
Acquisition related charges	a	16,718	22,590	(2,174)	67,726	25,933
Restructuring, severance and other	b	19,330	23,621	13,477	47,112	9,770
Restatement related charges	c	2,018	9,190	5,169	14,992	74,280
Goodwill and intangible asset impairment	d	—	434,833	—	446,744	6,163
Income tax effect of non-GAAP adjustments	e	(13,524)	(75,882)	(6,210)	(101,620)	(41,277)
Non recurring tax item	f	—	—	—	—	46,613

Non-GAAP net income (loss)		$(58,285)	$(19,902)	$121,242	$(22,838)	$404,555

GAAP net income (loss) per diluted share		$(0.49)	$(2.57)	$0.61	$(2.92)	$1.52

Non-GAAP net income (loss) per diluted share		$(0.34)	$(0.12)	$0.67	$(0.13)	$2.17

Shares used in diluted shares calculation		169,934	169,022	180,617	170,349	186,303

Impact of items included in Condensed Consolidated Unaudited Statements of Operations:

	Goodwill and intangible asset impairment	Acquisition related charges	Restructuring, severance and other	Restatement related charges	Total pre-tax GAAP to non-GAAP adjustment
Costs of revenues	$—	$10,626	$6,584	$—	$17,210
Engineering, research and development	—	943	4,309	—	5,252
Sales, general and administrative	—	5,149	8,437	2,018	15,604
Goodwill and intangible asset impairment	—	—	—	—	—

Total in three months ended March 31, 2009	$—	$16,718	$19,330	$2,018	$38,066

Total in three months ended December 31, 2008	$434,833	$22,590	$23,621	$9,190	$490,234

Total in three months ended March 31, 2008	$—	$(2,174)	$13,477	$5,169	$16,472

	Three months ended
	March 31, 2009	December 31, 2008	March 31, 2008
Stock-based compensation
Costs of revenues	$4,706	$4,679	$5,670
Engineering, research and development	7,524	6,981	8,052
Sales, general and administrative	10,528	10,643	12,133

Total	$22,758	$22,303	$25,855

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we provide certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

a	Acquisition related charges include amortization of intangible assets, inventory fair value adjustments, in-process research and development associated with acquisitions, and unrealized gains resulting from Euro call option contracts entered into in connection with our acquisition of ICOS Vision Systems Corporation NV. Management believes that the expense associated with the amortization of acquisition related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives, and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for both KLA-Tencor’s newly acquired and long-held businesses. Management believes that it is appropriate to exclude inventory fair value adjustments, in-process research and development and gains and losses on foreign exchange contracts associated with business acquisitions as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

b	Restructuring, severance and other includes gains and costs associated with the company’s facilities divestment program, reductions in force, entry into a severance and consulting agreement with the company’s former president/chief operating officer, and gains from sale of facilities. Management believes that it is appropriate to exclude those items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

c	Restatement related charges include compensation related to reimbursement payments by KLA-Tencor to non-executive employees for penalty taxes under section 409A of the Internal Revenue Code, as well as legal and other expenses related to the stock option investigation, shareholder litigation and related matters. Management believes that it is appropriate to exclude those items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

d	Goodwill and intangible asset impairment includes non-cash expense recognized as a result of the company’s annual testing for goodwill impairment performed in the second quarter of every fiscal year and testing for intangible asset impairment driven by certain macroeconomic and company-specific triggering events, as well as the impairment of goodwill and intangible assets as a result of discontinuing acquired products and making acquired products available for sale. Management believes that it is appropriate to exclude those items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

e	Income tax effect of non-GAAP adjustments includes the income tax effects of the excluded items noted above. Management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.

f	Non recurring tax item includes the U.S. tax impact associated with the implementation of our global manufacturing strategy and a benefit from revision of the amount of undistributed earnings of foreign subsidiaries considered to be permanently reinvested outside the United States. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.